                                                                               .
                                                                               .
                                                                               .

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                              1,840,452.07
Available Funds:
       Contract Payments due and received in this period                                                        7,678,794.54
       Contract Payments due in prior period(s) and received in this period                                       634,451.79
       Contract Payments received in this period for next period                                                  351,901.32
       Sales, Use and Property Tax, Maintenance, Late Charges                                                     245,512.54
       Prepayment Amounts related to early termination in this period                                           4,492,838.16
       Servicer Advance                                                                                           871,694.57
       Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
       Transfer from Reserve Accounts                                                                              10,199.87
       Interest earned on Collection Account                                                                        5,469.48
       Interest earned on Affiliated Account                                                                        1,180.89
       Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                      0.00
       Amounts paid per Contribution and Servicing Agreement
       Section 7.01(Substituted contract < Predecessor contract)                                                        0.00
       Due from Bank of America Derivative Settlement                                                                   0.00
       Any other amounts                                                                                                0.00

                                                                                                              --------------
Total Available Funds                                                                                          16,132,495.23
Less: Amounts to be Retained in Collection Account                                                              1,555,647.61
                                                                                                              --------------
AMOUNT TO BE DISTRIBUTED                                                                                       14,576,847.62
                                                                                                              ==============

DISTRIBUTION OF FUNDS:
       1.   To Trustee - Fees                                                                                           0.00
       2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            634,451.79
       3.   To Bank of America Derivative Settlement                                                              231,320.49
       4.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                a) Class A1 Principal and Interest                                                             10,646,019.77
                a) Class A2a Principal (distributed after A1 Note matures) and Interest                            35,320.32
                a) Class A2b Principal (distributed after A1 Note matures) and Interest                            40,833.33
                a) Class A3a Principal (distributed after A2 Note matures) and Interest                           336,212.25
                a) Class A3b Principal (distributed after A2 Note matures) and Interest                           258,000.00
                b) Class B Principal and Interest                                                                 199,866.27
                c) Class C Principal and Interest                                                                 407,424.48
                d) Class D Principal and Interest                                                                 268,516.61
                e) Class E Principal and Interest                                                                 372,647.55
       5.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
       6.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    613,652.94
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                         0.00
                c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          10,199.87
       7.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            252,162.91
       8.   To Servicer, Servicing Fee and other Servicing Compensations                                          270,219.04
                                                                                                              --------------
TOTAL FUNDS DISTRIBUTED                                                                                        14,576,847.62
                                                                                                              ==============

                                                                                                              --------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      1,555,647.61
                                                                                                              ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                             $11,560,273.87
         - Add Investment Earnings                                                                                 10,199.87
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                               0.00
         - Less Distribution to Certificate Account                                                                10,199.87
                                                                                                              --------------
End of period balance                                                                                         $11,560,273.87
                                                                                                              ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                    $11,560,273.87
                                                                                                              ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                            315,747,393.09
                  Pool B                                             63,901,428.08
                                                                    --------------
                                                                                            379,648,821.17

Class A Overdue Interest, if any                                              0.00
Class A Monthly Interest - Pool A                                       612,428.25
Class A Monthly Interest - Pool B                                       123,944.15

Class A Overdue Principal, if any                                             0.00
Class A Monthly Principal - Pool A                                    6,370,570.54
Class A Monthly Principal - Pool B                                    4,209,442.73
                                                                    --------------
                                                                                             10,580,013.27

Ending Principal Balance of the Class A Notes
                  Pool A                                            309,376,822.55
                  Pool B                                             59,691,985.35
                                                                    --------------          --------------
                                                                                            369,068,807.90
                                                                                            ==============

-------------------------------------------------------------------------------------
 Interest Paid Per $1,000      Principal Paid Per $1,000             Ending Principal
Original Face $406,920,000     Original Face $406,920,000             Balance Factor
$                 1.809624     $                26.000229               90.698124%
-------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                           44,448,821.17
                  Class A2a                                          25,000,000.00
                  Class A2b                                          25,000,000.00
                  Class A3a                                         199,200,000.00
                  Class A3b                                          86,000,000.00
                                                                    --------------
                                                                                            379,648,821.17

Class A Monthly Interest
                  Class A1 (Actual Number Days/360)                      66,006.50
                  Class A2a (Actual Number Days/360)                     35,320.32
                  Class A2b                                              40,833.33
                  Class A3a (Actual Number Days/360)                    336,212.25
                  Class A3b                                             258,000.00
                                                                    --------------

Class A Monthly Principal
                  Class A1                                           10,580,013.27
                  Class A2a                                                   0.00
                  Class A2b                                                   0.00
                  Class A3a                                                   0.00
                  Class A3b                                                   0.00
                                                                    --------------
                                                                                             10,580,013.27

Ending Principal Balance of the Class A Notes
                  Class A1                                           33,868,807.90
                  Class A2a                                          25,000,000.00
                  Class A2b                                          25,000,000.00
                  Class A3a                                         199,200,000.00
                  Class A3b                                          86,000,000.00
                                                                                            --------------
                                                                                            369,068,807.90
                                                                                            ==============

Class A1

------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $71,720,000      Original Face $71,720,000             Balance Factor
$                0.920336      $              147.518311               47.223659%
------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                     Pool A                                         5,385,055.81
                     Pool B                                         1,089,835.62
                                                                    ------------
                                                                                             6,474,891.43

Class B Overdue Interest, if any                                            0.00
Class B Monthly Interest - Pool A                                      16,155.17
Class B Monthly Interest - Pool B                                       3,269.51
Class B Overdue Principal, if any                                           0.00
Class B Monthly Principal - Pool A                                    108,649.76
Class B Monthly Principal - Pool B                                     71,791.83
                                                                    ------------
                                                                                               180,441.59
Ending Principal Balance of the Class B Notes
                     Pool A                                         5,276,406.05
                     Pool B                                         1,018,043.79
                                                                    ------------             ------------
                                                                                             6,294,449.84
                                                                                             ============

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $6,940,000   Original Face $6,940,000          Balance Factor
$               2.798945   $               26.000229            90.698124%
----------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                     Pool A                                          10,762,352.16
                     Pool B                                           2,178,100.87
                                                                     -------------
                                                                                             12,940,453.03
Class C Overdue Interest, if any                                              0.00
Class C Monthly Interest - Pool A                                        38,923.84
Class C Monthly Interest - Pool B                                         7,877.46
Class C Overdue Principal, if any                                             0.00
Class C Monthly Principal - Pool A                                      217,142.96
Class C Monthly Principal - Pool B                                      143,480.22
                                                                     -------------
                                                                                                360,623.18
Ending Principal Balance of the Class C Notes
                     Pool A                                          10,545,209.20
                     Pool B                                           2,034,620.65
                                                                     -------------          --------------
                                                                                             12,579,829.85
                                                                                            ==============

----------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $13,870,000  Original Face $13,870,000         Balance Factor
$                3.374283  $               26.000229           90.698124%
-----------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                     Pool A                                          7,177,487.93
                     Pool B                                          1,452,590.71
                                                                     ------------
                                                                                            8,630,078.64
Class D Overdue Interest, if any                                             0.00
Class D Monthly Interest - Pool A (Actual Number Days/360)              23,299.17
Class D Monthly Interest - Pool B (Actual Number Days/360)               4,715.32
Class D Overdue Principal, if any                                            0.00
Class D Monthly Principal - Pool A                                     144,814.16
Class D Monthly Principal - Pool B                                      95,687.96
                                                                     ------------
                                                                                              240,502.12
Ending Principal Balance of the Class D Notes
                     Pool A                                          7,032,673.77
                     Pool B                                          1,356,902.75
                                                                     ------------           ------------
                                                                                            8,389,576.52
                                                                                            ============

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $9,250,000   Original Face $9,250,000          Balance Factor
$               3.028594   $               26.000229           90.698125%
----------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                     Pool A                                          8,969,920.04
                     Pool B                                          1,815,345.78
                                                                     ------------
                                                                                            10,785,265.82
Class E Overdue Interest, if any                                             0.00
Class E Monthly Interest - Pool A (Actual Number Days/360)              59,951.77
Class E Monthly Interest - Pool B (Actual Number Days/360)              12,133.13
Class E Overdue Principal, if any                                            0.00
Class E Monthly Principal - Pool A                                     180,978.56
Class E Monthly Principal - Pool B                                     119,584.09
                                                                     ------------
                                                                                               300,562.65
Ending Principal Balance of the Class E Notes
                     Pool A                                          8,788,941.48
                     Pool B                                          1,695,761.69
                                                                     ------------           -------------
                                                                                            10,484,703.17
                                                                                            =============

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $11,560,000  Original Face $11,560,000         Balance Factor
$                6.235718  $               26.000229          90.698124%
----------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                     Pool A                                          11,377,024.07
                     Pool B                                           2,493,930.77
                                                                     -------------
                                                                                            13,870,954.84
Residual Interest - Pool A                                              150,279.52
Residual Interest - Pool B                                              463,373.42
Residual Principal - Pool A                                                   0.00
Residual Principal - Pool B                                                   0.00
                                                                     -------------
                                                                                                     0.00
Ending Residual Principal Balance
                     Pool A                                          11,377,024.07
                     Pool B                                           2,493,930.77
                                                                     -------------          -------------
                                                                                            13,870,954.84
                                                                                            =============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                                             270,219.04
- Servicer Advances reimbursement                                                            634,451.79
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                            252,162.91
                                                                                            ------------
Total amounts due to Servicer                                                               1,156,833.74
                                                                                            ============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                            359,419,233.12

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                               0.00

        Decline in Aggregate Discounted Contract Balance                                                           7,022,155.97

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                         --------------
           ending of the related Collection Period                                                               352,397,077.15
                                                                                                                 ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                    5,306,368.91

            - Principal portion of Prepayment Amounts                                          1,715,787.06

                                                                                               ------------
                                 Total Decline in Aggregate Discounted Contract Balance        7,022,155.97
                                                                                               ============

POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                            72,931,231.81

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                              0.00

         Decline in Aggregate Discounted Contract Balance                                                          4,639,986.84

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        --------------
            ending of the related Collection Period                                                               68,291,244.97
                                                                                                                 ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                   1,879,349.30

             - Principal portion of Prepayment Amounts                                         2,760,637.54

                                                                                               ------------
                                  Total Decline in Aggregate Discounted Contract Balance       4,639,986.84
                                                                                               ============

                                                                                                                 --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                420,688,322.12
                                                                                                                 ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A

                                                                                            Predecessor
                                                       Discounted        Predecessor        Discounted
Lease #        Lessee Name                            Present Value        Lease #         Present Value
-------        -----------                            -------------      -----------      ---------------
                  NONE

                                                      -------------                       ---------------
                                      Totals:         $        0.00                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                         $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES              NO     X
                                                                         --------         --------

POOL B

                                                                                            Predecessor
                                                       Discounted        Predecessor        Discounted
Lease #        Lessee Name                            Present Value        Lease #         Present Value
-------        -----------                            -------------      -----------      ---------------
                  NONE

                                                      -------------                       ---------------
                                      Totals:         $        0.00                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                         $ 83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES              NO     X
                                                                         --------         --------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                            Predecessor
                                                       Discounted        Predecessor        Discounted
Lease #        Lessee Name                            Present Value        Lease #         Present Value
-------        -----------                            -------------      -----------      ---------------
                  NONE                                                                    $          0.00

                                                      -------------                       ---------------
                                      Totals:         $        0.00                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                      0.00
b) ADCB OF POOL A AT CLOSING DATE                                                         $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES              NO     X
                                                                         --------         --------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                            Predecessor
                                                       Discounted        Predecessor        Discounted
Lease #        Lessee Name                            Present Value        Lease #         Present Value
-------        -----------                            -------------      -----------      ---------------
                  NONE

                                                      -------------                       ---------------
                                      Totals:         $        0.00                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                              $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                         $ 83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES              NO     X
                                                                         --------         --------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                             TOTAL OUTSTANDING CONTRACTS
This Month                            1,380,590.27         This Month                           420,688,322.12
1 Month Prior                         2,889,227.23         1 Month Prior                        432,350,464.93
2 Months Prior                        2,443,948.14         2 Months Prior                       439,943,528.87

Total                                 6,713,765.64         Total                              1,292,982,315.92

a) 3 MONTH AVERAGE                    2,237,921.88         b) 3 MONTH AVERAGE                   430,994,105.31

c) a/b                                        0.52%

2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                           Yes                No       X
                                                                                               -------------      ------------
3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                  Yes                No       X
                                                                                               -------------      ------------
    B. An Indenture Event of Default has occurred and is then continuing?                  Yes                No       X
                                                                                               -------------      ------------

4.  Has a Servicer Event of Default occurred?                                              Yes                No       X
                                                                                               -------------      ------------
5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                       Yes                No       X
                                                                                               -------------      ------------
    B. Bankruptcy, insolvency, reorganization; default/violation of any
       covenant or obligation not remedied within 90 days?                                 Yes                No       X
                                                                                               -------------      ------------
    C. As of any Determination date, the sum of all defaulted contracts since
       the Closing date exceeds 6% of the ADCB on the Closing Date?                        Yes                No       X
                                                                                               -------------      ------------

6.  Aggregate Discounted Contract Balance at Closing Date                       Balance    $  454,734,535.69
                                                                                           -----------------

    DELINQUENT LEASE SUMMARY

Days Past Due        Current Pool Balance         # Leases
-------------        --------------------         --------
   31 - 60               4,844,155.14                38
   61 - 90               3,759,463.67                21
  91 - 180               1,380,590.27                32